UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 9, 2007 (February 6, 2007)

ENIGMA SOFTWARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Stamford Landing, Suite 100, Stamford, CT 06902

(Address of principal executive offices)

Registrant’s telephone number, including area code (888) 360-0646

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.    Material Modification to Rights of Security Holders.

On February 6, 2007, the preferred stock holders (the “Preferred Holders”) of Enigma Software Group, Inc., a Delaware corporation (the “Company”), entered into a Lock Up Agreement (the “Agreement”), whereby the Preferred Holders agreed not to convert their shares of Series A Convertible Preferred Stock, par value $.001 (the “Preferred Stock”) into shares of the Company’s common stock, par value $.001 (the “Common Stock”) during the period from February 6, 2007 until the earlier to occur of (i) three hundred and sixty (360) days after the effective date of the Company’s current registration statement on Form SB-2 covering resale of the shares of Common Stock underlying the conversion of the debentures (the “Debentures”) and the exercise of the warrant (the “Warrant”) by Dutchess Private Equities Fund, LP & Dutchess Private Equities Fund, II, LP (collectively, “Dutchess”), or (ii) the date on which the full face amount, accrued interest and penalties, if any, on the Debentures have been paid or (iii) the conversion in full of the Debenture, any accrued interest thereon and the full exercise of the Warrant. A copy of the Agreement is attached hereto as an Exhibit.

Pursuant to the terms of the Agreement, the Preferred Holders agreed that they will convert shares of their Preferred Stock into shares of Common Stock on a pro rata basis based upon subsequent conversions by Dutchess of the Debentures and exercises of the Warrant into shares of Common Stock.

On February 6, 2007, the Company filed a Certificate of Correction (the “Certificate of Correction”) to its Certificate of Designations of the Series A Preferred Convertible Stock to correct an error in the originally filed certificate. The Certificate of Correction made clear that each holder of the Preferred Stock shall only be entitled to vote the number of shares of Common Stock underlying the Preferred Stock that such holder has the right to convert as of the record date for determination of holders of Common Stock entitled to participate in such vote or action by consent. A copy of the Certificate of Correction is attached hereto as en Exhibit.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

See Item 3.03 above.

Item 9.01.       Financial Statements and Exhibits.

  (d)      Exhibits.

Exhibit Number	Description

4.1.1
Certificate of Correction to the Certificate of Designations of the Series A Convertible Preferred Stock (incorporated by reference to Exhibit 4.1.1 to the Company’s Form SB-2/A filed on February 7, 2007).

4.4
Lock-Up Agreement, dated February 6, 2007, by and among Enigma Software Group, Inc., Alvin Estevez and Colorado Stark (incorporated by reference to Exhibit 4.4 to the Company’s Form SB-2/A filed on February 7, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: February 9, 2007	By:	/s/ Alvin Estevez
Alvin Estevez President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1.1
Certificate of Correction to the Certificate of Designations of the Series A Convertible Preferred Stock (incorporated by reference to Exhibit 4.1.1 to the Company’s Form SB-2/A filed on February 7, 2007).

4.4
Lock-Up Agreement, dated February 6, 2007, by and among Enigma Software Group, Inc., Alvin Estevez and Colorado Stark (incorporated by reference to Exhibit 4.4 to the Company’s Form SB-2/A filed on February 7, 2007).